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                                                                EXHIBIT 10.11

                           UNITED STATES OF AMERICA
                                  Before the
                         OFFICE OF THRIFT SUPERVISION



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In the Matter of
                                                Order No.: SF-99-001
WILSHIRE FINANCIAL SERVICES GROUP, INC., a      Date:  January 7, 1999
Savings and Loan Holding Company, Portland,
Oregon,

                     -and-

WILSHIRE ACQUISITIONS CORPORATION, a Savings
and Loan Holding Company, Portland, Oregon.
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                           ORDER TO CEASE AND DESIST
                           -------------------------

     WHEREAS, Wilshire Financial Services Group, Inc., Portland, Oregon ("WFSG"), OTS Docket No. H-2801, owns one hundred percent (100%) of the outstanding common stock of Wilshire Acquisitions Corporation ("WAC"), OTS Docket No. H-2200; and

     WHEREAS, WAC owns one hundred percent (100%) of the outstanding common stock of First Bank of Beverly Hills, F.S.B., Beverly Hills, California ("First Bank"), OTS Docket No. 07810, an insured savings association; and

     WHEREAS, both WFSG and WAC are savings and loan holding companies as that term is defined at 12 U.S.C. (S) 1467a(a)(l)(D); and

     WHEREAS, WFSG and WAC, by and through their respective Boards of Directors ("the Boards"), have executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist ("Stipulation"); and
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     WHEREAS, WFSG and WAC, in the Stipulation, have consented and agreed to the issuance of this Order to Cease and Desist ("Order") pursuant to 12 U.S.C. (S) 1818(b); and

     WHEREAS, the Director of the Office of Thrift Supervision ("'OTS") has delegated to the Regional Directors of the OTS the authority to issue an Order to Cease and Desist on behalf of the OTS where entities subject to OTS jurisdiction have consented to the issuance of the order.

     NOW, THEREFORE, IT IS ORDERED that:

     1.  Transactions With Affiliates.
         ----------------------------

          (a) WFSG and WAC shall not enter into any transaction, with each other or with others, or otherwise engage in any action which would cause, directly or indirectly, First Bank to violate or be in violation of 12 C.F.R. (S)(S) 563.41 and 563.42.

          (b) WFSG and WAC shall provide the OTS with at least thirty (30) days' prior written notice of any transaction which would constitute a covered transaction from the perspective of First Bank. The term "covered transaction" shall have the meaning as set forth at 12 C.F.R. (S) 563.41(b)(7).

          (c) WFSG and WAC shall provide the OTS with at least thirty (30) days' prior written notice of any transaction, or series of transactions, between First Bank and any third party where:

               (i) WFSG and WAC, or any affiliates of WFSG and WAC, have a financial interest in such third party; or

               (ii) WFSG and WAC, or any affiliates of WFSG and WAC, are participants in the transaction; or

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               (iii)  any proceeds of the transaction are used for the benefit of, or transferred to, directly or indirectly, WFSG and WAC, or any affiliate of WFSG and WAC.

     For purposes of this subparagraph (c), the term "affiliate" as it relates to WFSG and WAC shall have the meaning as set forth at 12 C.F.R. (S) 563.41(b)(1) as if the term "WFSG and WACO" were substituted for the word "savings association."

          (d) Upon written notice of objection by OTS during the notice period set forth in paragraphs (b) and (c) above, WFSG and WAC shall not enter into any of said transactions.

     2.  Changes in Senior Management and Directorate at First Bank.
         ----------------------------------------------------------

          (a) WFSG and WAC shall take all necessary and reasonable steps to cause First Bank to notify the OTS in writing at least thirty (30) days before adding, replacing, or terminating any member of First Bank's Board of Directors or any senior executive officer of First Bank, or changing the current responsibilities of any director or senior executive officer.

          (b) WFSG and WAC shall further take all necessary and reasonable steps to ensure that the thirty (30) days' prior notice required by paragraph (a) above contains the information specified in 12 C.F.R. (S) 563.570. The notice period may be extended by the OTS following the procedure described in 12 C.F.R.
(S) 563.585.

          (c) WFSG and WAC shall further take all necessary and reasonable steps to ensure that any proposed member of the Board of Directors or any proposed senior executive officer of First Bank shall not begin service until the OTS notifies First Bank in writing of OTS's non-objection to the proposed director or senior executive officer.

          (d) The terms "director" and "senior executive officer" as used herein shall have the meanings set forth at 12 C.F.R. (S) 563.555.

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     3.  Compliance With Order.
         ---------------------

          (a) The Boards and the officers of WFSG and WAC shall take immediate action to cause WFSG and WAC to comply with the terms of this Order, and shall take all actions necessary or appropriate thereafter to cause the WFSG and WAC to continue to comply with this order.

          (b) The Boards, on a quarterly basis, shall each adopt a Board resolution (the "Compliance Resolution") formally resolving that, following a diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, during the immediate preceding quarter, its respective corporation complied with each provision of this Order, except as otherwise stated. The Compliance Resolution shall: (1) specify in detail how, if at all, full compliance was not found to exist; and (2) identify all notices of exemption issued by the OTS that were outstanding as of the date of its adoption.

          (c) The minutes of the meetings of the Boards shall set forth the following information with respect to the adoption of the Compliance Resolution:
(1) the identity of each director voting in favor its adoption; and (2) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such director's reasons for opposing or abstaining.

          (d) By February 28, 1999 (for calendar quarter ending December 31,
1998), and within sixty (60) days following the end of each calendar quarter thereafter, WFSG and WAC shall provide to the OTS a certified true copy of the Compliance Resolution adopted at the respective Board meeting. The Boards, by virtue of WFSG's and WAC's submission of a certified true copy of each such Compliance Resolution to the OTS, shall be deemed to have certified the accuracy of the statements set forth in each Compliance Resolution, except as

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provided below. In the event that one or more directors do not agree with the representations set forth in the Compliance Resolution, such disagreement shall be noted in the minutes of WFSG or WAC, as the case may be.

          (e) The Boards shall promptly respond to any request from the OTS for documents that the OTS reasonably requests to demonstrate compliance with this Order.

     4.  Stipulation.
         -----------

     The Stipulation is incorporated by reference into this Order.

     5.  Definitions.
         -----------

     All technical words or terms used in this Order and the Stipulation, for which meanings are not specified or otherwise provided by the provisions of this Order shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, the Home Owners' Loan Act ("HOLA"), FDIA, or OTS publications. Any such technical words or terms used in this Order and the Stipulation and undefined in the Code of Federal Regulations, HOLA, FDIA, or OTS publications shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

     6.  Successor Statutes, Regulations, Guidance, Amendments.
         -----------------------------------------------------

     Any references in this Order and Stipulation to provisions of statutes, regulations, OTS publications, and OTS regulatory guidance shall be deemed to include references to all amendments to such provisions as have been made as of the date of this Order and references to successor provisions as they become applicable.

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     7.  Notices.
         -------

     Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Order to be made upon, given or furnished to, delivered to, or filed with the OTS or WFSG or WAC shall be in writing and mailed, first class or overnight courier, or by facsimile transmission, or physically delivered, and addressed as follows:

     OTS
     ---

     Office of Thrift Supervision
     Attn:  Timothy J. Lane
     Assistant Regional Director
     1551 N. Tustin Ave., Suite 1050
     Santa Ana, CA  92705-8635

     WFSG
     ----

     Wilshire Financial Services Group, Inc.
     Attn:  Andrew A. Wiederhorn
     1776 S.W. Madison Street
     Portland, OR  97205

     WAC
     ---

     Wilshire Acquisitions Corporation
     Attn:  Andrew A. Wiederhorn
     1776 S.W. Madison Street
     Portland, OR  97205

Notices hereunder shall be effective upon receipt, if by mail, overnight delivery service, or facsimile, and upon delivery, if by physical delivery. If there is a dispute about the date on which a written notice has been received by a party to this Order, then, in the event such notice was sent by the U.S. mail, there shall be a presumption that the notice was received two (2) business days after the date of the postmark on the envelope in which the notice was enclosed.

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     8.  Duration, Termination or Suspension of Order.
         --------------------------------------------

          (a) This Order shall: (1) become effective upon its execution by the OTS, acting through its authorized representative whose signature appears below; and (2) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or Regional Director (including any authorized designee thereof).

          (b) The Regional Director of the OTS, in his or her sole discretion, may, by written notice, suspend, modify, or terminate any or all provisions of this Order.

     9.  Time Limits.
         -----------

     Time limitations for compliance with the terms of this Order run from the Effective Date, unless otherwise noted.

     10.  Effect of Headings.
          ------------------

     The section headings herein are for convenience only and shall not affect the construction hereof.

     11.  Separability Clause.
          -------------------

     In case any provision of this Order is ruled to be invalid, illegal, or unenforceable by the decision of any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director, in his or her sole discretion, determines otherwise.

     12.  No Violations of Law, Rule, Regulation or Policy Statement Authorized;
          ----------------------------------------------------------------------
OTS Not Restricted.
------------------

     Nothing in this Order shall be construed as: (1) allowing WFSG, WAC or First Bank to violate any law, rule, regulation, or policy statement to which it is subject; or (2) restricting or

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estopping the OTS from taking any action(s) that it deems appropriate in fulfilling the responsibilities placed upon it by law.

     13.  Successors in Interest/Benefit.
          ------------------------------

     The terms and provisions of this Order shall be binding upon and inure to the benefit of the parties hereto and their successors in interest. Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto, and the Federal Deposit Insurance Corporation, and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Order.

                                    Accepted by:

                                    OFFICE OF THRIFT SUPERVISION



                                    By:
                                        ------------------------------
                                        Charles A. Deardorff
                                        Regional Director
                                        West Region

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